Exhibit 99.1

HEADWATERS INCORPORATED SHAREHOLDER UPDATE December 5, 2013

Forward Looking Statements Certain statements contained in this press release are forward-looking statements within the meaning of federal securities laws and Headwaters intends that such forward-looking statements be subject to the safe-harbor created thereby. Forward-looking statements include Headwaters’ expectations as to the managing and marketing of coal combustion products, the production and marketing of building products, the licensing of residue hydrocracking technology and catalyst sales to oil refineries, the availability of refined coal tax credits, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, and other information about Headwaters. Such statements that are not purely historical by nature, including those statements regarding Headwaters’ future business plans, the operation of facilities, the availability of feedstocks, and the marketability of the coal combustion products, building products, catalysts, and the availability of tax credits, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. Words such as “may,” “should,” “intends,” “plans,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “believes,” “seeks,” “estimates,” “forecasts,” or variations of such words and similar expressions, or the negative of such terms, may help identify such forward-looking statements. Any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking. In addition to matters affecting the coal combustion products, building products, and energy industries or the economy generally, factors that could cause actual results to differ from expectations stated in forward-looking statements include, among others, the factors described in the caption entitled “Risk Factors” in Item 1A in Headwaters’ Annual Report on Form 10-K for the fiscal year ended September 30, 2013, Quarterly Reports on Form 10-Q, and other periodic filings and prospectuses. Although Headwaters believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Our internet address is www.headwaters.com. There we make available, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our reports can be accessed through the investor relations section of our web site.

Improving Lives Through Innovative Advancements in Construction Materials Application – Design – Purpose Headwaters’ Vision Statement

Overview Our Acquisition History Our Acquisition Strategy The Roof Tile Acquisition Capital Structure and Leverage Growth

Headwaters Acquisition History Current business platform Light building products segment Siding accessories - #1 in US for shutters, mounting blocks, gable vents Architectural stone - #1 in US Block product group - #1 in significant Texas block market Heavy construction materials Coal combustion products Bolt-on acquisitions since 2010 Five transactions Siding accessories – two transactions Architectural stone – one transaction Block product group - two transactions Close adjacencies, expanding product offering and/or geographic penetration Leverage proven business models All transactions forecasted to produce returns above our weighted average cost of capital CEMENT & SUPPLEMENTARY CEMENTITIOUS MATERIAL (“SCM”) USE IN READY MIX CONCRETE 82% Source: NRMCA – 2012 Survey Date * Includes slag, silica fume, blended cement Cement Fly Ash HRI Fly Ash Others Other SCMs*

Acquisition Strategy Bolt-on acquisitions Leverage distribution and add niche products, driving accretive growth Increase geographic penetration into attractive markets Synergy potential Adjacency Considerations Product category consistency – niche markets Roofing Siding accessories Synthetic lumber (e.g., trim board, railing, decking) Block Coal combustion products Customer channels 1-step 2-step Retail Existing direct relationships Geographic priorities Southeast, Southwest, and West CCP supply opportunities

Acquisition Strategy (continued) Pricing In-line with Adjusted EBITDA parameters Target robust rates of return, exceeding WACC Accretive to earnings Financing Balanced approach to capital structure Continue deleveraging strategy, with potential increases in net leverage in short-term

Roof Tile Acquisition Roof Tile manufactures and markets Entegra concrete roof tile and “Tag & Stick” roofing underlayment products for use in residential homes and commercial buildings primarily in Florida Tag & Stick has the potential to be marketed nationally One of the three market leaders in the attractive Florida concrete roof tile market Strong economics accretive to HW financial profile LTM October 2013 combined revenue was $32.4 million Adjusted EBITDA margins accretive to Headwaters Limited capital expenditures required Entegra Roof Tile primarily sells to One-step roofing distributors (60%) Installers/contractors (40%) Manufacturing plant centrally located in Okeechobee, FL, giving attractive distribution economics to major markets in Florida Current principal owners each have 27 years of industry experience Headwaters acquiring 80% interest in Entegra Roof Tile and 40% interest in Tag & Stick Combined purchase price of $53.7 million, plus working capital and tax adjustments estimated to be $4.2 million Okeechobee Facility 150 miles

Excellent Strategic Fit for Headwaters Entegra Roof Tile is a high growth, market leading company operating in a very attractive niche market – consistent with Headwaters’ niche oriented strategy Primary customers include one-step roofing distributors which are among Headwaters’ customers, allowing Headwaters to sell more products to its customer base Strengthens and expands Headwaters’ product offering - especially in Florida’s attractive specialty roofing market and nationally through Tag & Stick Increases Headwaters’ sales in the fast growing Florida market - potential for greater cross selling of Eldorado Stone, Inspire Roofing and other Headwaters’ products Strong service culture highly valued by its customers Acquisition is accretive to Headwaters’ margins Acquisition is expected to be cash flow and EPS accretive to Headwaters in 2014 and 2015

LBP’s Enhanced High-Quality Product Offerings Leading Building Products Brands Comprehensive Set of Residential Exterior Products Mounting Block Gable Vent Specialty Siding Synthetic Slate Roofing Concrete Brick Molded Shutters Trim Boards Architectural Stone Trim Railings Decking Moulding Kleer Products Entegra Roof Tile * Entegra Roof Tile and Tag & Stick * Under contract to be acquired.

Reduced net leverage ratio from 6.7x at June 30, 2011 to 3.3x at September 30, 2013 $150 million note offering increases net leverage ratio from 3.3x to 3.8x on pro forma basis at September 30, 2013 Anticipate meeting targeted net leverage ratio range of 2.5x to 3.0x at the end of fiscal 2014 Strong liquidity profile with $164mm pro forma cash balance and $47mm availability under the ABL revolver (net of letters of credit) Next scheduled maturities $7.7 million in Feb. 2014 and $49.8 million in Feb. 2016 Sub. Debt Reduction Net Debt / Adjusted EBITDA Headwaters Has De-levered As Planned 6.7x 6.2x 4.3x 3.3x 3.8x 6/30/11 9/30/11 9/30/12 9/30/13 PF 9/30/13 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x Reduced subordinated debt 65% from end of ‘10 through ‘13 $168 $143 $105 $57 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 9/30/10 9/30/11 9/30/12 9/30/13 $ millions

Capital Priorities Bolt-on acquisitions like the Roof Tile acquisition Consistent with strategy Track record of generating solid returns with bolt-on acquisitions Close adjacencies Accretive Strategic growth capex Debt repayments Return capital to shareholders New notes – restricted payment mechanics same as Senior Secured Notes Senior Secured Notes - $5 million standing basket; restricted payment basket at 9/30/13 was ~$(61) million

Revenue and Adjusted EBITDA Growth Revenue Healthy compound growth rates for revenue and Adjusted EBITDA 2014 Adjusted EBITDA guidance range is $125-$140 million Current 2014 guidance range does not include Roof Tile acquisition Represents 8% and 20% growth in Adjusted EBITDA over 2013 levels 18% to 22% CAGR for Adjusted EBITDA from 2011 through 2014 with this guidance range Note: Historic amounts are continuing operations only and do not include Roof Tile acquisition. Adjusted EBITDA ‘11-’13 CAGR = 9.3% ‘11-’13 CAGR = 23.2% Guidance Range $125-$140 ($ millions) $77 $103 $116 $50 $75 $100 $125 $150 2011 2012 2013 2014 $588 $633 $703 $350 $450 $550 $650 $750 2011 2012 2013

Improving Lives Through Innovative Advancements in Construction Materials Application – Design – Purpose